Exhibit 10.17

THE READER’S DIGEST ASSOCIATION, INC.

READER’S DIGEST ROAD

PLEASANTVILLE, NY  10570-7000

MARY G. BERNER	TELEPHONE: (914) 244-5105
President and CEO	FAX: (914) 244-7555
mary_berner@rd.com

The Reader’s Digest Association, Inc.

TERMS AND CONDITIONS

LONG-TERM INCENTIVE PLAN AWARD

(Fiscal Year 2008-2009)

1.                                       LTIP Award.  Effective as of August 13, 2007 (the “Grant Date”), «Name» is hereby granted a Long-Term Incentive Plan award (the “LTIP Award”).  The LTIP Award represents an unfunded, unsecured promise by The Reader’s Digest Association, Inc. (“Reader’s Digest”) to deliver to you, subject to these Terms and Conditions, an amount in cash equal to the Vesting Date Value (as defined below) of the LTIP Award.  The granting of the LTIP Award does not involve an actual transfer of property on the Grant Date or at any time prior to the payment of cash to you in accordance with these Terms and Conditions.

2.                                       Definitions.

(a)                                 Cause.  “Cause” means insubordination, dishonesty, moral turpitude, other significant misconduct of any kind, conviction of (or pleading guilty or nolo contendere to) a crime, or a significant violation of any rules, policies, procedures or guidelines of Reader’s Digest or its affiliates, or refusal to perform normal duties and responsibilities (for any reason other than illness or incapacity) which, in any case, Reader’s Digest reasonably classifies as a termination for Cause.  The determination of whether “Cause” has occurred shall be solely in the discretion of the Chief Executive Officer of Reader’s Digest, with the advice of the most senior Human Resources officer of Reader’s Digest and the most senior legal officer of Reader’s Digest.

(b)                                Disability.  “Disability” means total disability as defined in the Reader’s Digest Healthcare Program (or an equivalent plan, as determined in the sole discretion of the Reader’s Digest’s Compensation Committee (the “Committee”)).

(c)                                 Performance Goals.  The LTIP Award is subject to the Performance Goals set forth on Schedule 1.

(d)                                Performance Period.  The LTIP Award relates to the Performance Period set forth on Schedule 1.

(e)                                 Retirement.  “Retirement” means your termination of your employment on or after age 55 after at least 10 years of employment by Reader’s Digest and its affiliates and on or following July 1, 2008.

(f)                                   Target Value.  The Target Value of the LTIP Award shall be the Vesting Date Value of the LTIP Award payable to you, subject to these Terms and Conditions, if the Performance Goals are met at the 100% level.  The Target Value of the LTIP Award is $«M_0809_Target».

(f)                                   Vesting Date Value.  The Vesting Date Value of the LTIP Award shall be the value determined pursuant to the performance scale set forth on Schedule 1.  As shown on Schedule 1, the maximum Vesting Date Value is $«M_0809_Maximum».

3.                                       Restrictions.  The LTIP Award is granted to you subject to the following restrictions (the “Restrictions”).

(a)                                 Payment.  Subject to Section 4(b), the LTIP Award shall be paid in cash only after and to the extent that the Performance Goals are achieved, as certified by the Committee in its sole discretion.

(b)                                Forfeiture.  The LTIP Award may be forfeited by you upon the termination of your employment prior to the Regular Vesting Date (as defined below), as set forth in Paragraph 5.

4.                                       Conditions for Lapse of Restrictions (Vesting) and Payment of LTIP Award.

(a)                                 Vesting.  Subject to Paragraph 5, the LTIP Award shall vest on June 30, 2009 (the “Regular Vesting Date”).

(b)                                Payment.  After the end of the Performance Period, the Committee shall certify, in its sole discretion, the extent to which the Performance Goals have been attained.  On or about December 31, 2009, but in any event prior to January 15, 2010, the Vesting Date Value of the LTIP Award (based on the extent to which the Performance Goals have been attained) shall be paid to you.

5                                          Termination of Employment.

(a)                             General.  Notwithstanding any provision to the contrary set forth in any prior contract, agreement, plan or policy (including, but not limited to any provision calling for payment by Reader’s Digest of the value of any benefits that cannot be paid under the existing or amended terms of any such contract, agreement, plan or policy), if your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date for any reason other than termination by Reader’s Digest or one of its subsidiaries without Cause or your death, Disability or Retirement, the LTIP Award shall be forfeited and canceled by Reader’s Digest, and shall be deemed not to have any value.  Transfers within or between Reader’s Digest and its subsidiaries shall not be considered a termination of employment for purposes of this Paragraph 5(a).

(b)                            Involuntary Termination, Death or Disability.  If your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date by Reader’s Digest or any of its subsidiaries without Cause, or if you die or become Disabled, the LTIP Award shall immediately vest.  Promptly following any such termination of your employment, death or Disability, but in no event later than 60 days following such event, an amount equal to the product of (i) the Target Value of the LTIP Award and (ii) the quotient of (A) the number of full months in the Performance Period prior to such termination of employment and (B) 24, shall be paid to you.

(c)                             Retirement.  If your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date by reason of your Retirement, the LTIP Award shall remain outstanding through the end of the Performance Period, and an amount equal to the product of (i) the Vesting Date Value of the LTIP Award (based on the extent to which the Performance Goals have been attained) and (ii) the quotient of (A) the number of full months in the Performance Period prior to your Retirement and (B) 24 shall be paid to you at the same time as the Vesting Date Value would have been payable to you pursuant to Paragraph 4 had you remained employed through the Regular Vesting Date.

6.                                       Tax Withholding.  In order to satisfy any tax withholding obligation that is applicable with respect to the LTIP Award, including any U.S., non-U.S. or social insurance tax withholding obligation, Reader’s Digest is authorized to deduct the amount of the tax withholding obligation from the amount payable to you.

7.                                       Miscellaneous.

(a)                                 The granting of the LTIP Award does not confer upon you any right to continue in the employ of Reader’s Digest or any of its subsidiaries or affiliates.

(b)                                You may not anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer the LTIP Award.

(c)                                 The LTIP Award does not entitle you to any benefit other than the benefits specifically and expressly granted hereunder.  The LTIP Award is unfunded and is payable from the general assets of Reader’s Digest.  Any benefits granted under the LTIP Award are not part of your ordinary salary for any purpose, including, without limitation, calculating any benefits, severance, redundancy, termination or resignation or similar payments.

(d)                                The Committee may amend these Terms and Conditions as necessary or appropriate to comply with applicable laws and regulations or otherwise.  The Committee may make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting Reader’s Digest or any of its affiliates or the financial statements of Reader’s Digest or any of its affiliates, and/or make adjustments in payment amounts as a result of its assessment of the quality of the EBITDA that constitutes the Performance Goals.

(e)                                 These Terms and Conditions shall be governed by the laws of the State of New York, excluding any conflict of laws or choice of law rule or principle that might otherwise refer construction or interpretation of these Terms and Conditions to the substantive law of another jurisdiction.  You are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve any and all issues that may arise out of or relate to these Terms and Conditions.

Kindly signify your acceptance of this Long Term Incentive Award by signing and dating this letter below and returning it within 30 days.

Mary G. Berner
Chief Executive Officer

Accepted:

Signature	Date

THE READER’S DIGEST ASSOCIATION, INC.

READER’S DIGEST ROAD

PLEASANTVILLE, NY  10570-7000

MARY G. BERNER	TELEPHONE: (914) 244-5105
President and CEO	FAX: (914) 244-7555
mary_berner@rd.com

The Reader’s Digest Association, Inc.

TERMS AND CONDITIONS

LONG-TERM INCENTIVE PLAN AWARD

(Fiscal Year 2008-2010)

1.                                       LTIP Award.  Effective as of August 13, 2007 (the “Grant Date”), [NAME] is hereby granted a Long-Term Incentive Plan award (the “LTIP Award”).  The LTIP Award represents an unfunded, unsecured promise by The Reader’s Digest Association, Inc. (“Reader’s Digest”) to deliver to you, subject to these Terms and Conditions, an amount in cash equal to the Vesting Date Value (as defined below) of the LTIP Award.  The granting of the LTIP Award does not involve an actual transfer of property on the Grant Date or at any time prior to the payment of cash to you in accordance with these Terms and Conditions.

2.                                       Definitions.

(a)                                 Cause.  “Cause” means insubordination, dishonesty, moral turpitude, other significant misconduct of any kind, conviction of (or pleading guilty or nolo contendere to) a crime, or a significant violation of any rules, policies, procedures or guidelines of Reader’s Digest or its affiliates, or refusal to perform normal duties and responsibilities (for any reason other than illness or incapacity) which, in any case, Reader’s Digest reasonably classifies as a termination for Cause.  The determination of whether “Cause” has occurred shall be solely in the discretion of the Chief Executive Officer of Reader’s Digest, with the advice of the most senior Human Resources officer of Reader’s Digest and the most senior legal officer of Reader’s Digest.

(b)                                Disability.  “Disability” means total disability as defined in the Reader’s Digest Healthcare Program (or an equivalent plan, as determined in the sole discretion of the Reader’s Digest’s Compensation Committee (the “Committee”)).

(c)                                 Performance Goals.  The LTIP Award is subject to the Performance Goals set forth on Schedule 1.

(d)                                Performance Period.  The LTIP Award relates to the Performance Period set forth on Schedule 1.

(e)                                 Retirement.  “Retirement” means your termination of your employment on or after age 55 after at least 10 years of employment by Reader’s Digest and its affiliates and on or following July 1, 2008.

(f)                                   Target Value.  The Target Value of the LTIP Award shall be the Vesting Date Value of the LTIP Award payable to you, subject to these Terms and Conditions, if the Performance Goals are met at the 100% level.  The Target Value of the LTIP Award is $[•].

(f)                                   Vesting Date Value.  The Vesting Date Value of the LTIP Award shall be the value determined pursuant to the performance scale set forth on Schedule 1.  As shown on Schedule 1, the maximum Vesting Date Value is $[•].

3.                                       Restrictions.  The LTIP Award is granted to you subject to the following restrictions (the “Restrictions”).

(a)                                 Payment.  Subject to Section 4(b), the LTIP Award shall be paid in cash only after and to the extent that the Performance Goals are achieved, as certified by the Committee in its sole discretion.

(b)                                Forfeiture.  The LTIP Award may be forfeited by you upon the termination of your employment prior to the Regular Vesting Date (as defined below), as set forth in Paragraph 5.

4.                                       Conditions for Lapse of Restrictions (Vesting) and Payment of LTIP Award.

(a)                                 Vesting.  Subject to Paragraph 5, the LTIP Award shall vest on June 30, 2010 (the “Regular Vesting Date”).

(b)                                 Payment.  After the end of the Performance Period, the Committee shall certify, in its sole discretion, the extent to which the Performance Goals have been attained.  On or about December 31, 2010, but in any event prior to January 15, 2011, the Vesting Date Value of the LTIP Award (based on the extent to which the Performance Goals have been attained) shall be paid to you.

5                                          Termination of Employment.

(a)                             General.  Notwithstanding any provision to the contrary set forth in any prior contract, agreement, plan or policy (including, but not limited toany provision calling for payment by Reader’s Digest of the value of any benefits that cannot be paid under the existing or amended terms of any such contract, agreement, plan or policy), if your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date for any reason other than termination by Reader’s Digest or one of its subsidiaries without Cause or your death, Disability or Retirement, the LTIP Award shall be forfeited and canceled by Reader’s Digest, and shall be deemed not to have any value.  Transfers within or between Reader’s Digest and its subsidiaries shall not be considered a termination of employment for purposes of this Paragraph 5(a).

(b)                            Involuntary Termination, Death or Disability.  If your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date by Reader’s Digest or any of its subsidiaries without Cause, or if you die or become Disabled, the LTIP Award shall immediately vest.  Promptly following any such termination of your employment, death or Disability, but in no event later than 60 days following such event, an amount equal to the product of (i) the Target Value of the LTIP Award and (ii) the quotient of (A) the number of full months in the Performance Period prior to such termination of employment and (B) 36, shall be paid to you.

(c)                             Retirement.  If your employment with Reader’s Digest and its subsidiaries is terminated prior to the Regular Vesting Date by reason of your Retirement, the LTIP Award shall remain outstanding through the end of the Performance Period, and an amount equal to the product of (i) the Vesting Date Value of the LTIP Award (based on the extent to which the Performance Goals have been attained) and (ii) the quotient of (A) the number of full months in the Performance Period prior to your Retirement and (B) 36 shall be paid to you at the same time as the Vesting Date Value would have been payable to you pursuant to Paragraph 4 had you remained employed through the Regular Vesting Date.

6.                                       Tax Withholding.  In order to satisfy any tax withholding obligation that is applicable with respect to the LTIP Award, including any U.S., non-U.S. or social insurance tax withholding obligation, Reader’s Digest is authorized to deduct the amount of the tax withholding obligation from the amount payable to you.

7.                                       Miscellaneous.

(a)                                 The granting of the LTIP Award does not confer upon you any right to continue in the employ of Reader’s Digest or any of its subsidiaries or affiliates.

(b)                                You may not anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer the LTIP Award.

(c)                                 The LTIP Award does not entitle you to any benefit other than the benefits specifically and expressly granted hereunder.  The LTIP Award is unfunded and is payable from the general assets of Reader’s Digest.  Any benefits granted under the LTIP Award are not part of your ordinary salary for any purpose, including, without limitation, calculating any benefits, severance, redundancy, termination or resignation or similar payments.

(d)                                The Committee may amend these Terms and Conditions as necessary or appropriate to comply with applicable laws and regulations or otherwise.  The Committee may make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting Reader’s Digest or any of its affiliates or the financial statements of Reader’s Digest or any of its affiliates, and/or make adjustments in payment amounts as a result of its assessment of the quality of the EBITDA that constitutes the Performance Goals.

(e)                                  These Terms and Conditions shall be governed by the laws of the State of New York, excluding any conflict of laws or choice of law rule or principle that might otherwise refer construction or interpretation of these Terms and Conditions to the substantive law of another jurisdiction.  You are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve any and all issues that may arise out of or relate to these Terms and Conditions.

Kindly signify your acceptance of this Long Term Incentive Award by signing and dating this letter below and returning it to Edie O’Reilly, Director Compensation within 30 days from the date hereof.

Mary G. Berner
Chief Executive Officer

Accepted:

Signature	Date